Van Kampen
Equity Income Fund
SEMIANNUAL REPORT
JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                             TOP FIVE SECTORS       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      20
                NOTES TO FINANCIAL STATEMENTS      26

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      35
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      36

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds
  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -1.10%          -1.50%     -1.49%
------------------------------------------------------------------------------
Six-month total return(2)                -6.76%          -6.27%     -2.45%
------------------------------------------------------------------------------
One-year total return(2)                  4.16%           4.78%      8.77%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                14.42%          14.71%     14.93%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                14.75%             N/A        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return NAV(2)                            11.45%          14.49%(3)   14.33%
------------------------------------------------------------------------------
Commencement date                      08/03/60        05/01/92   07/06/93
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fee and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to the Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

 [BAR GRAPH]   PORTFOLIO AT A GLANCE

                                                                       JUNE 30, 2001                    DECEMBER 31, 2000
                                                                       -------------                    -----------------
Finance                                                                    24.70                              20.60
Raw Materials/Processing Industries                                         9.90                               6.90
Health Care                                                                 9.60                              11.60
Technology                                                                  9.50                               7.60
Government                                                                  8.00                               3.10


*  Subject to change daily.

TOP TEN HOLDINGS(+)

(as a percentage of long-term investments--
June 30, 2001)


1.   BANK OF AMERICA             2.3%
     Provides financial services to
     customers and businesses throughout
     the United States.

2.   EXXON MOBIL                 2.1%
     Explores for and
     produces petroleum and petrochemicals
     worldwide.

3.   FIRST UNION                 2.1%
     Provides financial services
     to customers primarily in
     the eastern United States.

4.   DUPONT                      2.1%
     Develops and manufactures
     a wide variety of chemicals,
     polymers, and fibers including
     Lycra, Teflon, and Kevlar.

5.   U.S. BANCORP                1.6%
     Provides corporate trust
     services, including banking,
     asset management, and investment
     services.

6.   J.P. MORGAN CHASE           1.5%
     Offers commercial and consumer
     financial services worldwide.

7.   MINNESOTA MINING AND
     MANUFACTURING (3M)          1.5%
     Manufactures industrial and consumer
     goods, including
     brand-name products such as
     Scotch tape and Post-It Notes.

8.   FLEETBOSTON                 1.5%
     Provides financial services to
     customers primarily in the
     northeastern United States.

9.   MCKESSON HBOC               1.5%
     Distributes supplies and provides
     services to the healthcare industry.

10.  WASHINGTON MUTUAL           1.5%
     Provides financial services in
     the western and southern United
     States.

(+)Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

                                                                         [PHOTO]

                                                                 [PHOTO]
                                                                         [PHOTO]

                                                                 [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EQUITY INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX
MONTHS ENDED JUNE 30, 2001. THE TEAM IS LED BY JAMES A.
GILLIGAN, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE
FUND SINCE JANUARY 1990 AND HAS WORKED IN THE INVESTMENT
INDUSTRY SINCE 1985. HE IS JOINED BY SCOTT A. CARROLL,
JAMES O. ROEDER AND KELLY GILBERT, PORTFOLIO MANAGERS. THE
FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S
PERFORMANCE.

Q  HOW WOULD YOU DESCRIBE
    THE MARKET CONDITIONS
    DURING THE PERIOD, AND
    HOW DID THE FUND PERFORM?

A   Economic uncertainty continued to
plague the stock market. The Federal Reserve Board's interest-rate hikes from early 2000 slowed the economy by the end of that year. Recessionary fears spurred volatility and profit taking in the market.

    In an effort to stimulate the economy, the Fed aggressively declared its policy change with a surprise interest-rate cut on January 3, 2001. Although investors anticipated that the Fed would lower rates, many were startled by the timing of the rate cut. In early January, a significant bounce occurred as investors flocked to stocks they believed would benefit most from interest-rate move-ments. This focus on rates was all-pervasive. Investors tended to ignore fundamentals, and some weaker companies outperformed some stronger companies.

    The stock market was highly rotational and seemed to lack leadership--the sector that gained one day often fell the next. Despite the series of interest-rate decreases that followed the January 3 cut, the market did not build momentum during the period. Waning earnings cast a shadow over companies and, often times, entire sectors. Without a clear sense of economic recovery, investors continued to punish companies on a hint of bad news.

    After several years of under-performance relative to growth stocks, value stocks enjoyed a renewed interest among investors. In times of uncertainty, investors have tended to seek value stocks over more aggressive growth stocks.

    Against this backdrop, the fund returned -1.10 percent for the six months ended June 30, 2001. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    By comparison, the Standard & Poor's 500 Index returned -6.70 percent, and the Russell 1000(R) Value Index, which more closely resembles the composition of the fund, returned -1.26 percent. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000(R) Value Index is an unmanaged index generally representative of the U.S. market for large capitalization stocks. It contains securities that value managers typically select from the Russell 1000(R) Index. The indexes are statistical composites, and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 4 for additional portfolio performance results.

Q   TO WHAT DO YOU ATTRIBUTE THE
    FUND'S PERFORMANCE?

A   Although the fund benefited from
strong stock selection, fund performance was dragged down by the early January market rally. We did not anticipate that the Fed would act so boldly as it did. Consistent with this view, in the second half of 2000, we attempted to position the fund more conservatively. This positioning helped when the economy began to decelerate. While we anticipated that the Fed would lower rates, we were surprised that it happened on January 3. Immediately following the rate cut announcement, many economically sensitive stocks gained ground. Since then, we believe we made the appropriate adjustments to the fund's portfolio. During the remainder of the reporting period, the fund performed in line with our expectations.

Q   WHICH SECURITIES CONTRIBUTED
    TO PERFORMANCE?

A   K-Mart convertible securities and
Lowe's stock were among the fund's best performing securities. Despite the slowing economy, consumers have remained resilient. Robust spending helped both securities perform well during the period. K-Mart's improving fundamentals and its new company management were among the criteria that attracted us. A strong housing market also helped boost Lowe's, a home improvement retailer.

    Additionally, the fund benefited from strong performance in financials stocks Bank of America and First Union. We wanted to maintain exposure to financials stocks because these stocks have historically performed well in a falling interest-rate environment. Overall market sentiment was negative about banks--in the slowing economic environment, investors were concerned that banks might suffer from defaulted loans. This fear allowed us to buy these stocks at what we believed to be attractive prices.

    Keep in mind that not all securities in the fund performed as favorably, nor is there any guarantee that these securities will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q  WHICH SECURITIES PERFORMED
    BELOW YOUR EXPECTATIONS
    DURING THE PERIOD?

A   Palm was the fund's worst-
performing security. We were initially
attracted to the company because it owned the dominant operating system in the hand-held devices market. At that time, selling the operating system proved to be a successful business. When the economy showed signs of slowing, demand for the devices cooled. Palm was left with high inventory, and along with most of its industry, declined significantly. However, we believe the sentiment to be overly negative. As of the end of the reporting period, we had not sold Palm from the portfolio. (Holdings are subject to change daily.)

    Another technology holding, XO Communications, dragged the fund's performance. The company, along with many other new telecommunications companies, had been funded by easy credit during the technology boom of the late 1990s. When the technology bubble burst in 2000, capital dried up. In January 2001, we believed the credit market had the potential to improve. The company fit our investment criteria, and we purchased convertible securities. However, the credit market did not recover. Ongoing concerns about the future of the company and its market segment prompted us to sell XO's stock.

Q   WHAT IS YOUR OUTLOOK?

A   Overall, we are optimistic about
the market. Although signs of recovery have been difficult to see, recent interest-rate cuts may be helping create a more favorable yield curve, and we believe money supply growth has shown signs of reacceleration. In our opinion, a steepening yield curve may signal an improving economy.

    The market may not fully recover until investors feel comfortable that the economy is turning. While we cannot predict when a recovery may occur, we are confident in our value strategy. Our decisions are guided by experience and a time-tested discipline, not by hype.

As of July 24, 2001, the equity portion of the fund is managed by the Equity Income team of Van Kampen Asset Management Inc. (the "Adviser"). The fixed income portion of the fund is managed by the Adviser's High Yield team and the Adviser's High Grade team. Each team is made up of established investment professionals. Current members of the Equity Income team include James Gilligan, a Managing Director of the Adviser, Scott Carroll, a Vice President of the Adviser and James Roeder, a Vice President of the Adviser. Current members of the High Yield team include Gordon Loery, an Executive Director of the Adviser. Current members of the High Grade team include Angelo Manioudakis, an Executive Director of the Adviser. The composition of each team may change without notice from time to time.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON AND PREFERRED STOCKS  69.1%
CONSUMER DISTRIBUTION  5.7%
Kmart Financing I--Convertible Preferred..................     961,000   $   45,167,000
Kroger Co. (a)............................................     248,700        6,217,500
Lowe's Co. ...............................................     354,250       25,700,837
McKesson Financing Trust--Convertible Preferred...........     600,000       32,250,000
McKesson HBOC, Inc. ......................................   1,426,000       52,933,120
Target Corp. .............................................     689,450       23,854,970
The Gap, Inc. ............................................   1,158,550       33,597,950
The Limited, Inc. ........................................     146,000        2,411,920
                                                                         --------------
                                                                            222,133,297
                                                                         --------------
CONSUMER DURABLES  4.2%
Dana Corp. ...............................................   1,237,400       28,880,916
Delphi Automotive Systems Corp. ..........................     871,400       13,881,402
Ford Motor Co. ...........................................   1,000,900       24,572,095
Goodyear Tire & Rubber Co. ...............................   1,589,300       44,500,400
The Black & Decker Corp. .................................     424,600       16,754,716
Whirlpool Corp. ..........................................     531,000       33,187,500
                                                                         --------------
                                                                            161,777,029
                                                                         --------------
CONSUMER NON-DURABLES  1.7%
Coca Cola Enterprises, Inc. ..............................     257,300        4,206,855
PepsiCo, Inc. ............................................     474,900       20,990,580
Procter & Gamble Co. .....................................     371,000       23,669,800
The Estee Lauder Cos., Inc., Class A......................     176,900        7,624,390
The Quaker Oats Co. ......................................      84,600        7,719,750
                                                                         --------------
                                                                             64,211,375
                                                                         --------------
CONSUMER SERVICES  2.8%
Equifax, Inc. ............................................   1,114,400       40,876,192
Hilton Hotels Corp. ......................................     585,600        6,792,960
John Hancock Financial Services...........................     604,350       24,331,131
McDonald's Corp. .........................................     547,500       14,815,350
News Corp.--Exchange Trust, 144A Private Placement--
  Convertible Preferred (b)...............................      83,000        8,102,875
Sinclair Broadcast Group--Convertible Preferred...........     424,700       12,210,125
                                                                         --------------
                                                                            107,128,633
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
ENERGY  3.1%
Exxon Mobil Corp. ........................................     858,500   $   74,989,975
Halliburton Co. ..........................................     489,950       17,442,220
Texaco, Inc. .............................................     225,530       15,020,298
Tosco Corp. ..............................................     256,800       11,312,040
                                                                         --------------
                                                                            118,764,533
                                                                         --------------
FINANCE  19.8%
AG Edwards, Inc. .........................................     731,450       32,915,250
Allstate Corp. ...........................................     928,800       40,857,912
Bank of America Corp. ....................................   1,362,400       81,784,872
Bank One Corp. ...........................................   1,032,100       36,949,180
Citigroup, Inc. ..........................................     671,018       35,456,591
Fannie Mae................................................     619,000       52,707,850
First Union Corp. ........................................   2,126,150       74,287,681
FleetBoston Financial Corp. ..............................   1,352,800       53,367,960
H & R Block, Inc. ........................................     204,350       13,190,792
Hartford Financial Services Group.........................     370,400       25,335,360
J.P. Morgan Chase & Co. ..................................   1,225,850       54,672,910
Jefferson-Pilot Corp. ....................................     500,800       24,198,656
Lincoln National Corp. ...................................     274,800       14,220,900
Metlife Capital Trust I--Convertible Preferred (a)........     180,000       17,505,000
Metlife, Inc. (a).........................................     715,000       22,150,700
PNC Financial Services Group..............................     111,000        7,302,690
SunTrust Banks, Inc. .....................................     424,500       27,499,110
U.S. Bancorp..............................................   2,444,015       55,699,102
Wachovia Corp. ...........................................     103,000        7,328,450
Washington Mutual Capital Trust I, 144A Private Placement
  (b).....................................................     700,000       37,318,750
Washington Mutual, Inc. ..................................   1,405,250       52,767,138
                                                                         --------------
                                                                            767,516,854
                                                                         --------------
HEALTHCARE  5.2%
Beckman Coulter, Inc. ....................................     483,000       19,706,400
Boston Scientific Corp. (a)...............................     551,200        9,370,400
Caremark Rx Capital Trust I--Convertible Preferred........     125,000       14,921,875
Caremark Rx Capital Trust, 144A Private Placement--
  Convertible Preferred (a) (b)...........................      55,000        6,565,625
Caremark Rx, Inc. (a).....................................   1,534,018       25,234,596
HCA, Inc. ................................................     161,000        7,275,590
HEALTHSOUTH Corp. (a).....................................     800,400       12,782,388
Johnson & Johnson.........................................     972,300       48,615,000
Mylan Laboratories, Inc. .................................     582,200       16,377,286

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
HEALTHCARE (CONTINUED)
Pharmacia Corp. ..........................................     533,763   $   24,526,410
Schering-Plough Corp. ....................................     386,550       14,008,572
                                                                         --------------
                                                                            199,384,142
                                                                         --------------
PRODUCER MANUFACTURING  4.1%
Ingersoll Rand Co. .......................................     753,260       31,034,312
Johnson Controls, Inc. ...................................     408,600       29,611,242
Koninklijke Philips Electronics N.V.--ADR (Netherlands)...     847,700       22,404,711
Minnesota Mining & Manufacturing Co. .....................     472,800       53,946,480
W.W. Grainger, Inc. ......................................     549,300       22,609,188
                                                                         --------------
                                                                            159,605,933
                                                                         --------------
RAW MATERIALS/PROCESSING INDUSTRIES  8.4%
Coltec Capital Trust--Convertible Preferred TIDES.........     225,000        9,729,225
Dow Chemical Co. .........................................     782,050       26,003,163
Du Pont (E.I.) de Nemours & Co. ..........................   1,532,850       73,944,684
Freeport McMoran Copper & Gold (a)........................     250,000        3,550,000
International Paper Capital Trust--Convertible
  Preferred...............................................     800,000       35,000,000
Newmont Mining Corp. .....................................     955,550       17,782,786
Pharmacia Corp. ..........................................     350,000       14,140,000
Phelps Dodge Corp. .......................................     690,600       28,659,900
Rohm & Haas Co. ..........................................     934,300       30,738,470
Sealed Air Corp., Ser A--Convertible Preferred............     700,000       27,965,000
Sherwin-Williams Co. .....................................     668,000       14,829,600
Temple-Inland, Inc. ......................................     343,200       18,289,128
Weyerhaeuser Co. .........................................     478,800       26,319,636
                                                                         --------------
                                                                            326,951,592
                                                                         --------------
TECHNOLOGY  7.9%
Advanced Micro Devices, Inc. (a)..........................     795,000       22,959,600
Computer Sciences Corp. (a)...............................     835,600       28,911,760
Electronic Data Systems--Convertible Preferred............     560,000       29,512,000
Electronic Data Systems Corp. ............................     373,600       23,350,000
KLA-Tencor Corp. (a)......................................     211,400       12,360,558
Micron Technology, Inc. (a)...............................   1,000,350       41,114,385
Motorola, Inc. ...........................................   1,985,200       32,874,912
Novellus Systems, Inc. (a)................................     256,400       14,560,956
Palm, Inc. (a)............................................   2,597,476       15,766,679
Raytheon Co.--Convertible Preferred ......................   1,304,200       34,626,510
Raytheon Co. (a)..........................................     600,000       29,466,000
Solectron Corp. (a).......................................   1,041,000       19,050,300
                                                                         --------------
                                                                            304,553,660
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
TRANSPORTATION  1.6%
Norfolk Southern Corp. ...................................     955,550   $   19,779,885
Union Pacific Capital Trust...............................     400,000       19,050,000
Union Pacific Corp. ......................................     445,700       24,473,387
                                                                         --------------
                                                                             63,303,272
                                                                         --------------
UTILITIES  4.6%
Allegheny Energy, Inc. ...................................     310,300       14,971,975
AT&T Corp. ...............................................     223,200        4,833,262
Exelon Corp. .............................................     463,700       29,732,444
Mirant Corp. (a)..........................................     605,418       20,826,379
Reliant Energy, Inc. .....................................     568,800       18,321,048
SBC Communications, Inc. .................................     221,300        8,865,278
Southern Co. .............................................     436,400       10,146,300
Sprint Corp. .............................................   2,300,150       49,131,204
Verizon Communications, Inc. .............................     406,612       21,753,742
                                                                         --------------
                                                                            178,581,632
                                                                         --------------

TOTAL COMMON AND PREFERRED STOCKS  69.1%..............................    2,673,911,952
                                                                         --------------

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          CORPORATE BONDS  8.4%
          CONSUMER DISTRIBUTION  0.6%
$5,000    ConAgra, Inc. ............................ 7.500%   09/15/05   $    5,193,945
 5,000    Federated Dept Stores, Inc. .............. 6.300    04/01/09        4,800,165
 4,500    Kroger Co. ............................... 7.250    06/01/09        4,589,455
 4,000    May Department Stores Co. ................ 8.375    08/01/24        4,115,580
 5,000    Safeway, Inc. ............................ 7.250    02/01/31        4,930,050
                                                                         --------------
                                                                             23,629,195
                                                                         --------------
          CONSUMER DURABLES  0.4%
10,000    Ford Motor Credit Co. .................... 6.875    02/01/06       10,140,800
 3,000    General Motors Corp. ..................... 7.000    06/15/03        3,097,875
                                                                         --------------
                                                                             13,238,675
                                                                         --------------
          CONSUMER NON-DURABLES  0.4%
 5,000    Anheuser Busch Cos., Inc. ................ 7.550    10/01/30        5,446,520
 5,000    Coca Cola Enterprises, Inc. .............. 7.125    09/30/09        5,218,300
 5,000    Pepsi Bottling Group, Inc. ............... 7.000    03/01/29        5,015,175
                                                                         --------------
                                                                             15,679,995
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          CONSUMER SERVICES  1.3%
$5,000    Clear Channel Communications.............. 7.875%   06/15/05   $    5,255,995
 5,500    Comcast Cable Communications, Inc. ....... 6.375    01/30/06        5,541,453
10,000    Cox Communications, Inc. ................. 7.250    11/15/15        9,937,740
 5,000    Liberty Media Corp. ...................... 8.250    02/01/30        4,309,845
 5,000    News America, Inc. ....................... 7.625    11/30/28        4,621,895
 5,000    Time Warner, Inc. ........................ 7.975    08/15/04        5,315,260
10,000    Viacom, Inc. ............................. 7.875    07/30/30       10,565,070
 5,000    Walt Disney Co. .......................... 7.300    02/08/05        5,278,700
                                                                         --------------
                                                                             50,825,958
                                                                         --------------
          ENERGY  1.0%
 5,000    Amerada Hess Corp. ....................... 7.875    10/01/29        5,299,945
 5,000    El Paso Energy Corp. ..................... 6.950    12/15/07        4,955,500
 5,000    Enron Corp. .............................. 7.125    05/15/07        5,126,105
 5,000    Kerr McGee Corp. ......................... 8.125    10/15/05        5,336,130
 5,000    Phillips Pete............................. 8.750    05/25/10        5,699,260
 5,500    Texas Eastern Transmission Corp. ......... 8.250    10/15/04        5,893,300
 2,000    Western Atlas, Inc. ...................... 7.875    06/15/04        2,132,968
 5,000    Williams Gas Pipeline Cent, 144A--Private
          Placement (b)............................. 7.375    11/15/06        5,192,785
                                                                         --------------
                                                                             39,635,993
                                                                         --------------
          FINANCE  1.9%
 5,000    American Gen Corp. ....................... 7.500    08/11/10        5,336,480
 5,000    American Re Corp., Ser B.................. 7.450    12/15/26        5,135,705
 5,000    Bank of America Corp. .................... 7.400    01/15/11        5,204,160
 5,000    Boeing Capital Corp. ..................... 7.375    09/27/10        5,328,145
 5,000    Citigroup, Inc. .......................... 6.500    01/18/11        4,971,470
 5,000    Countrywide Funding Corp. ................ 8.250    07/15/02        5,152,000
 5,000    Fleet Financial Group, Inc. .............. 6.875    01/15/28        4,758,660
 2,000    General Electric Capital Corp. ........... 8.900    09/15/04        2,215,210
 5,000    Lehman Brothers, Inc. .................... 7.125    07/15/02        5,128,920
 5,000    Liberty Property LP....................... 7.250    03/15/11        4,942,010
 5,000    Mack Cali Realty LP....................... 7.750    02/15/11        5,063,565
 5,000    Paine Webber Group, Inc. ................. 6.375    05/15/04        5,139,095
 5,000    Qwest Capital Funding, Inc. .............. 7.900    08/15/10        5,173,870
 5,000    State Street Corp. ....................... 7.650    06/15/10        5,350,040
 5,000    Washington Mutual Capital, Inc. .......... 8.375    06/01/27        5,090,050
                                                                         --------------
                                                                             73,989,380
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          HEALTHCARE  0.2%
$6,000    Tyco International Group SA
          (Luxembourg).............................. 6.125%   11/01/08   $    5,811,234
                                                                         --------------

          PRODUCER MANUFACTURING  0.1%
 6,000    Waste Management, Inc. ................... 7.000    07/15/28        5,369,724
                                                                         --------------

          RAW MATERIALS/PROCESSING INDUSTRIES  0.6%
 5,000    Georgia Pacific Corp. .................... 9.500    05/15/22        4,997,205
10,000    ICI North America, Inc. .................. 8.875    11/15/06       10,708,860
 5,000    Union Carbide Corp. ...................... 6.250    06/15/03        5,091,465
 3,500    USX Marathon Group........................ 6.650    02/01/06        3,559,392
                                                                         --------------
                                                                             24,356,922
                                                                         --------------
          TECHNOLOGY  0.3%
 5,000    IBM Credit Corp. ......................... 6.450    11/12/02        5,106,015
 5,000    Lockheed Martin Corp. .................... 8.500    12/01/29        5,560,595
 1,500    Reliance Electric Co. .................... 6.800    04/15/03        1,555,767
                                                                         --------------
                                                                             12,222,377
                                                                         --------------
          TRANSPORTATION  0.4%
 5,000    CSX Corp. ................................ 6.750    03/15/11        4,914,160
 5,000    Delta Air Lines, Inc. .................... 6.650    03/15/04        4,924,690
 5,000    Union Pacific Corp. ...................... 6.700    12/01/06        5,053,710
                                                                         --------------
                                                                             14,892,560
                                                                         --------------
          UTILITIES  1.2%
 5,000    360 Communications Co. ................... 7.125    03/01/03        5,141,490
 5,000    Commonwealth Edison Co. .................. 8.000    05/15/08        5,321,865
 5,000    Illinois Power Co. ....................... 7.500    06/15/09        5,062,680
 5,000    Niagara Mohawk Power Corp., Ser G......... 7.750    10/01/08        5,104,535
 5,000    Public Service Co. of Colorado, Ser A..... 6.875    07/15/09        4,932,805
20,000    Sprint Capital Corp. ..................... 6.900    05/01/19       17,565,060
 3,000    Verizon Communications, Inc. ............. 7.510    04/01/09        3,127,506
                                                                         --------------
                                                                             46,255,941
                                                                         --------------

TOTAL CORPORATE BONDS  8.4%...........................................      325,907,954
                                                                         --------------

          CONVERTIBLE CORPORATE OBLIGATIONS  7.1%
          CONSUMER DISTRIBUTION  0.1%
 4,250    Lowe's Companies, Inc., 144A Private
          Placement (Convertible into 69,904 common
          shares) (b)...............................   *      02/16/21        3,187,500
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          FINANCE  1.0%
$35,000   JMH Finance Ltd., 144A Private Placement
          (United Kingdom) (Convertible into 554,148
          common shares) (United Kingdom) (b) (c)... 4.750%   09/06/07   $   36,618,750
                                                                         --------------

          HEALTHCARE  3.5%
25,000    Alza Corp., LYON (Convertible into 343,663
          common shares)............................   *      07/28/20       18,500,000
23,000    Healthsouth Corp. (Convertible into
          627,900 common shares).................... 3.250    04/01/03       21,850,000
 8,000    Ivax Corp. (Convertible into 269,180
          common shares)............................ 5.500    05/15/07       11,460,000
12,000    Ivax Corp., 144A Private Placement
          (Convertible into 403,770 common shares)
          (b)....................................... 5.500    05/15/07       17,190,000
30,000    Omnicare, Inc. (Convertible into 505,060
          common shares)............................ 5.000    12/01/07       26,746,800
43,500    Roche Holdings, Inc., LYON, 144A Private
          Placement (Convertible into 210,753 common
          shares) (b)...............................   *      04/20/10       24,795,000
 6,670    Roche Holdings, Inc., LYON, 144A Private
          Placement (Convertible into 28,858 common
          shares) (b)...............................   *      01/19/15        4,990,027
20,000    Roche Holdings, Inc., LYON, 144A Private
          Placement (Convertible into 96,898 common
          shares) (b)...............................   *      04/20/10       11,400,000
                                                                         --------------
                                                                            136,931,827
                                                                         --------------
          TECHNOLOGY  0.6%
45,340    Solectron Corp., LYON (Convertible into
          559,083 common shares)....................   *      05/08/20       22,670,000
                                                                         --------------

          TRANSPORTATION  0.5%
20,000    United Parcel Service (Convertible into
          282,966 common shares).................... 1.750    09/27/07       20,050,000
                                                                         --------------

          UTILITIES  1.4%
30,000    Nextel Communications (Convertible into
          403,200 common shares).................... 5.250    01/15/10       18,450,000
28,000    Telefonos de Mexico, SA (Mexico)
          (Convertible into 946,680 common
          shares)................................... 4.250    06/15/04       36,085,000
                                                                         --------------
                                                                             54,535,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
TOTAL CONVERTIBLE CORPORATE OBLIGATIONS  $7.1%........................   $  273,993,077
                                                                         --------------

          GOVERNMENT OBLIGATIONS  7.3%
27,500    United States Treasury Bond (c)........... 8.750%   08/15/20       36,406,618
22,000    United States Treasury Bond (c)........... 6.250    05/15/30       23,337,204
38,000    United States Treasury Note (c)........... 6.250    10/31/01       38,325,090
40,000    United States Treasury Note (c)........... 6.625    05/31/02       40,995,000
20,000    United States Treasury Note (c)........... 5.125    12/31/02       20,287,500
20,000    United States Treasury Note (c)........... 5.750    04/30/03       20,525,800
33,000    United States Treasury Note (c)........... 5.875    02/15/04       34,108,536
20,000    United States Treasury Note (c)........... 6.750    05/15/05       21,301,580
28,000    United States Treasury Note............... 5.750    11/15/05       28,843,500
19,000    United States Treasury Note............... 6.125    08/15/07       19,954,142
                                                                         --------------

TOTAL GOVERNMENT OBLIGATIONS..........................................      284,084,970
                                                                         --------------
TOTAL LONG-TERM INVESTMENTS  91.9%
  (Cost $3,310,844,517)...............................................    3,557,897,953
                                                                         --------------

SHORT-TERM INVESTMENTS  8.9%
REPURCHASE AGREEMENT  2.4%
UBS Securities ($92,626,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/29/01, to be sold on
  07/02/01 at $92,656,489)............................................       92,626,000
                                                                         --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  6.5%
Federal Home Loan Mtg Disc Nts ($50,000,000 par, yielding 4.129%,
  07/19/01 maturity) (c)..............................................       49,897,000
Federal Home Loan Mtg Disc Nts ($200,000,000 par, yielding 3.94%,
  07/02/01 maturity)..................................................      199,978,111
                                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................      249,875,111
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $342,501,111).................................................      342,501,111
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
                                                                             VALUE
TOTAL INVESTMENTS  100.8%
  (Cost $3,653,345,628)...............................................   $3,900,399,064

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.8%).........................      (31,746,067)
                                                                         --------------

NET ASSETS  100.0%....................................................   $3,868,652,997
                                                                         ==============

 * Zero coupon bond

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt
LYON--Liquid Yield Option Rate
TIDES--Term Income Deferrable Equity Securities

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $3,653,345,628).....................    $3,900,399,064
Receivables:
  Fund Shares Sold..........................................        27,205,481
  Investments Sold..........................................        18,807,013
  Interest..................................................        11,726,321
  Dividends.................................................         3,105,355
  Variation Margin on Futures...............................           472,350
Other.......................................................           239,455
                                                                --------------
    Total Assets............................................     3,961,955,039
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        83,131,186
  Fund Shares Repurchased...................................         5,340,707
  Distributor and Affiliates................................         2,615,371
  Investment Advisory Fee...................................         1,132,474
  Custodian Bank............................................           436,892
Accrued Expenses............................................           386,919
Trustees' Deferred Compensation and Retirement Plans........           258,493
                                                                --------------
    Total Liabilities.......................................        93,302,042
                                                                --------------
NET ASSETS..................................................    $3,868,652,997
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $3,546,520,566
Net Unrealized Appreciation.................................       246,113,590
Accumulated Net Realized Gain...............................        73,115,714
Accumulated Undistributed Net Investment Income.............         2,903,127
                                                                --------------
NET ASSETS..................................................    $3,868,652,997
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,957,127,302 and 254,126,489 shares of
    beneficial interest issued and outstanding).............    $         7.70
    Maximum sales charge (5.75%* of offering price).........               .47
                                                                --------------
    Maximum offering price to public........................    $         8.17
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,611,423,911 and 212,009,873 shares of
    beneficial interest issued and outstanding).............    $         7.60
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $300,101,784 and 39,357,675 shares of
    beneficial interest issued and outstanding).............    $         7.62
                                                                ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $  33,076,222
Dividends (Net of foreign withholding taxes of $75,081).....       27,770,205
                                                                -------------
    Total Income............................................       60,846,427
                                                                -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,151,802, $7,352,523 and $1,253,184,
  respectively).............................................       10,757,509
Investment Advisory Fee.....................................        6,269,351
Shareholder Services........................................        2,147,710
Custody.....................................................          172,004
Legal.......................................................           32,453
Trustees' Fees and Related Expenses.........................           24,518
Other.......................................................          571,856
                                                                -------------
    Total Expenses..........................................       19,975,401
    Less Credits Earned on Cash Balances....................           64,445
                                                                -------------
    Net Expenses............................................       19,910,956
                                                                -------------
NET INVESTMENT INCOME.......................................    $  40,935,471
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  97,013,808
  Futures...................................................      (19,880,780)
                                                                -------------
Net Realized Gain...........................................       77,133,028
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      394,781,173
                                                                -------------
  End of the Period:
    Investments.............................................      247,053,436
    Futures.................................................       (2,220,805)
                                                                -------------
                                                                  244,832,631
                                                                -------------
Net Unrealized Depreciation During the Period...............     (149,948,542)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $ (72,815,514)
                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (31,880,043)
                                                                =============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2001      DECEMBER 31, 2000
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $   40,935,471      $   58,762,281
Net Realized Gain.................................      77,133,028         319,106,809
Net Unrealized Appreciation/Depreciation During
  the Period......................................    (149,948,542)         94,488,685
                                                    --------------      --------------
Change in Net Assets from Operations..............     (31,880,043)        472,357,775
                                                    --------------      --------------
Distributions from Net Investment Income:
  Class A Shares..................................     (23,843,665)        (33,112,038)
  Class B Shares..................................     (14,316,247)        (21,085,415)
  Class C Shares..................................      (2,563,923)         (2,741,945)
                                                    --------------      --------------
                                                       (40,723,835)        (56,939,398)
                                                    --------------      --------------

Distributions from Net Realized Gain:
  Class A Shares..................................     (37,386,108)       (148,816,411)
  Class B Shares..................................     (31,509,877)       (130,623,435)
  Class C Shares..................................      (5,423,055)        (18,060,380)
                                                    --------------      --------------
                                                       (74,319,040)       (297,500,226)
                                                    --------------      --------------
Total Distributions...............................    (115,042,875)       (354,439,624)
                                                    --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (146,922,918)        117,918,151
                                                    --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................   1,055,754,714       1,161,641,323
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................     101,384,674         315,084,834
Cost of Shares Repurchased........................    (332,811,615)       (741,025,664)
                                                    --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     824,327,773         735,700,493
                                                    --------------      --------------
TOTAL INCREASE IN NET ASSETS......................     677,404,855         853,618,644
NET ASSETS:
Beginning of the Period...........................   3,191,248,142       2,337,629,498
                                                    --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,903,127 and $3,972,450, respectively)........  $3,868,652,997      $3,191,248,142
                                                    ==============      ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                               ENDED                 YEAR ENDED DECEMBER 31,
CLASS A SHARES                JUNE 30,    ----------------------------------------------
                              2001(C)       2000       1999      1998     1997     1996
                             -----------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $   8.07    $   7.65   $   7.82   $ 7.24   $ 6.74   $ 6.31
                              --------    --------   --------   ------   ------   ------
  Net Investment Income.....       .09         .20        .18      .17      .15      .16
  Net Realized and
    Unrealized Gain/Loss....      (.19)       1.28        .57     1.03     1.44      .79
                              --------    --------   --------   ------   ------   ------
Total from Investment
  Operations................      (.10)       1.48        .75     1.20     1.59      .95
                              --------    --------   --------   ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................       .10         .20        .18      .17      .17      .15
  Distributions from Net
    Realized Gain...........       .17         .86        .74      .45      .92      .37
                              --------    --------   --------   ------   ------   ------
Total Distributions.........       .27        1.06        .92      .62     1.09      .52
                              --------    --------   --------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................  $   7.70    $   8.07   $   7.65   $ 7.82   $ 7.24   $ 6.74
                              ========    ========   ========   ======   ======   ======

Total Return (a)............    -1.10%*     20.19%      9.95%   16.99%   24.13%   15.55%
Net Assets at End of the
  Period (In millions)......  $1,957.1    $1,628.7   $1,068.5   $808.5   $638.1   $471.8
Ratio of Expenses to Average
  Net Assets (b)............      .77%        .82%       .82%     .85%     .86%     .97%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................     2.73%       2.62%      2.43%    2.31%    2.09%    2.50%
Portfolio Turnover..........       52%*        85%        81%      61%      86%      99%

 * Non-Annualized

(a) Assume reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sale charges were included, total return would be lower. These return include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.86% to 2.73%. Per shares, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS
                              ENDED                  YEAR ENDED DECEMBER 31,
CLASS B SHARES               JUNE 30,    ------------------------------------------------
                             2001(C)       2000       1999       1998      1997     1996
                            -------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $   7.97    $   7.58   $   7.77   $   7.20   $ 6.71   $ 6.30
                             --------    --------   --------   --------   ------   ------
  Net Investment Income....       .07         .14        .13        .12      .10      .11
  Net Realized and
    Unrealized Gain/Loss...      (.20)       1.25        .56       1.02     1.42      .78
                             --------    --------   --------   --------   ------   ------
Total from Investment
  Operations...............      (.13)       1.39        .69       1.14     1.52      .89
                             --------    --------   --------   --------   ------   ------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......       .07         .14        .13        .12      .11      .11
  Distributions from Net
    Realized Gain..........       .17         .86        .75        .45      .92      .37
                             --------    --------   --------   --------   ------   ------
Total Distributions........       .24        1.00        .88        .57     1.03      .48
                             --------    --------   --------   --------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD...................  $   7.60    $   7.97   $   7.58   $   7.77   $ 7.20   $ 6.71
                             ========    ========   ========   ========   ======   ======

Total Return (a)...........    -1.50%*     18.95%      9.19%     16.17%   23.23%   14.56%
Net Assets at End of the
  Period (In millions).....  $1,611.4    $1,352.8   $1,148.9   $1,140.0   $908.7   $633.3
Ratio of Expenses to
  Average Net Assets (b)...     1.53%       1.59%      1.58%      1.62%    1.64%    1.74%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...............     1.97%       1.85%      1.67%      1.55%    1.32%    1.74%
Portfolio Turnover.........       52%*        85%        81%        61%      86%      99%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year purchase and declining to 0% after the fifth year. If sales charge was included, total returns would be lower. These return include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.10% to 1.97%. Per shares, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED               YEAR ENDED DECEMBER 31,
CLASS C SHARES                   JUNE 30,    ------------------------------------------
                                 2001(C)      2000     1999     1998     1997     1996
                                -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $ 7.99     $ 7.58   $ 7.77   $ 7.20   $ 6.71   $ 6.30
                                  ------     ------   ------   ------   ------   ------
  Net Investment Income........      .06        .15      .13      .12      .10      .11
  Net Realized and Unrealized
    Gain/Loss..................     (.19)      1.26      .55     1.02     1.42      .78
                                  ------     ------   ------   ------   ------   ------
Total from Investment
  Operations...................     (.13)      1.41      .68     1.14     1.52      .89
                                  ------     ------   ------   ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................      .07        .14      .13      .12      .11      .11
  Distributions from Net
    Realized Gain..............      .17        .86      .74      .45      .92      .37
                                  ------     ------   ------   ------   ------   ------
Total Distributions............      .24       1.00      .87      .57     1.03      .48
                                  ------     ------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $ 7.62     $ 7.99   $ 7.58   $ 7.77   $ 7.20   $ 6.71
                                  ======     ======   ======   ======   ======   ======

Total Return (a)...............   -1.49%*    19.22%    9.19%   16.17%   23.23%   14.56%
Net Assets at End of the Period
  (In millions)................   $300.1     $209.8   $120.2   $ 96.1   $ 75.8   $ 55.2
Ratio of Expenses to Average
  Net Assets (b)...............    1.53%      1.58%    1.58%    1.62%    1.64%    1.74%
Ratio of Net Investment Income
  to Average Net Assets (b)....    1.98%      1.86%    1.67%    1.55%    1.32%    1.73%
Portfolio Turnover.............      52%*       85%      81%      61%      86%      99%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.11% to 1.98%. Per shares, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Equity Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal. The Fund invests primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $1,280,959 reduction in cost of securities and corresponding $1,280,959 increase in net unrealized appreciation based on securities held by the Fund on January 1, 2001.

    The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $2,198,380; increase net unrealized appreciation by $2,028,773, and increase net realized gains by $169,607. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $3,657,799,945, the aggregate gross unrealized appreciation is $342,291,278, and the aggregate gross unrealized depreciation is $99,692,159, resulting in net unrealized appreciation on long- and short-term investments of $242,599,119.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on securities transactions.

G. EXPENSE REDUCTIONS During the six months ended June 30, 2001, the Fund's custody fee was reduced by $64,445 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $150 million..........................................   .50 of 1%
Next $100 million...........................................   .45 of 1%
Next $100 million...........................................   .40 of 1%
Over $350 million...........................................   .35 of 1%

    For the six months ended June 30, 2001, the Fund recognized expenses of approximately $32,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $79,400 representing Van Kampen Investments Inc.'s or its affiliates'

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

(collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $1,773,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $171,200 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $1,810,197,382, $1,445,458,154 and
$290,865,030 for Classes A, B, and C, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................   64,652,265    $  501,774,995
  Class B.............................................   57,017,752       434,412,676
  Class C.............................................   15,540,735       119,567,043
                                                        -----------    --------------
Total Sales...........................................  137,210,752    $1,055,754,714
                                                        ===========    ==============
Dividend Reinvestment:
  Class A.............................................    7,312,021    $   53,460,998
  Class B.............................................    5,751,293        41,423,494
  Class C.............................................      899,337         6,500,182
                                                        -----------    --------------
Total Dividend Reinvestment...........................   13,962,651    $  101,384,674
                                                        ===========    ==============
Repurchases:
  Class A.............................................  (19,722,573)   $ (151,862,188)
  Class B.............................................  (20,571,447)     (155,816,556)
  Class C.............................................   (3,331,630)      (25,132,871)
                                                        -----------    --------------
Total Repurchases.....................................  (43,625,650)   $ (332,811,615)
                                                        ===========    ==============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    At December 31, 2000, capital aggregated $1,406,823,577, $1,125,438,540 and
$189,930,676 for Classes A, B, and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................   79,386,001    $  641,993,579
  Class B.............................................   52,594,732       422,038,641
  Class C.............................................   12,058,701        97,609,103
                                                        -----------    --------------
Total Sales...........................................  144,039,434    $1,161,641,323
                                                        ===========    ==============
Dividend Reinvestment:
  Class A.............................................   20,144,638    $  159,361,359
  Class B.............................................   17,723,409       138,469,399
  Class C.............................................    2,202,948        17,254,076
                                                        -----------    --------------
Total Dividend Reinvestment...........................   40,070,995    $  315,084,834
                                                        ===========    ==============
Repurchases:
  Class A.............................................  (37,382,909)   $ (299,436,174)
  Class B.............................................  (52,119,711)     (410,905,516)
  Class C.............................................   (3,879,218)      (30,683,974)
                                                        -----------    --------------
Total Repurchases.....................................  (93,381,838)   $ (741,025,664)
                                                        ===========    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2001, and the year ended December 31, 2000, 5,405,042 and 20,613,395 Class B Shares automatically converted to Class A Shares and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2001, and the year ended December 31, 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended June 30, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $1,489,400 and CDSC on redeemed shares of approximately $1,291,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,429,389,226 and $1,710,341,395, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the investment Company Act of 1940, as amended, or with it's custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2001, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2000............................       355
Futures Opened..............................................       889
Futures Closed..............................................      (842)
                                                                  ----
Outstanding at June 30, 2001................................       402
                                                                  ====

    The futures contracts outstanding at June 30, 2001, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                          APPRECIATION/
                                                             CONTRACTS    (DEPRECIATION)
Long Contracts:
  Sept 2001 S&P 500 Index Futures
  (Current Notional Value $307,925 per contract)...........     402         (2,220,805)
                                                                ===         ==========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 2001, are payments retained by Van Kampen of approximately $6,191,400, and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $83,900.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64141-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
25, 125, 225                                                     3537H01-AP-8/01
EQI SAR 8/01